UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 25, 2025

Date of Report (date of earliest event reported)

Yorkville Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42720	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1012 Springfield Avenue

Mountainside, New Jersey 07092

(Address of principal executive offices)

(210) 985-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	YORKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	YORK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	YORKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 26, 2025, Yorkville Acquisition Corp., a Cayman Islands exempted company (the “Company” or the “SPAC”), announced that it executed a Business Combination Agreement (the “Business Combination Agreement”), dated as of August 25, 2025, with YA S3 Inc., a Florida corporation and an indirect wholly owned subsidiary of the Company, Foris Holdings KY Limited, a Cayman Islands exempted company known commercially as Crypto.com (“Crypto.com”), Crypto.com Strategy Holdings, a Cayman Islands exempted company (“Crypto.com Sub”), Trump Media & Technology Group Corp., a Florida corporation (“TMTG” and together with Crypto.com Sub, the “Sellers”), and Yorkville Acquisition Sponsor, LLC, a Delaware limited liability company (“Sponsor”) (the transactions contemplated by the Business Combination Agreement and the ancillary documents related thereto, the “Transactions”).

On August 26, 2025, the Company, Crypto.com and TMTG issued a joint press release announcing the Business Combination Agreement. The press release is attached to this Current Report as Exhibit 99.1 and incorporated by reference into this Current Report.

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of the Company and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of the Company as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. The Company will also file other documents regarding the Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by the Company, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Yorkville Acquisition Corp., 1012 Springfield Avenue, Mountainside, New Jersey 07092; e-mail: YORK@mzgroup.us.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company and its respective directors, executive officers, certain of its shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transactions. A list of the names of such persons, and information regarding their interests in the Transactions and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the Transactions, including the names and interests of the Company’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by the Company with the SEC. Investors and security holders may obtain free copies of these documents as described above.

Forward-Looking Statements:

This Current Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions involving the Company, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Company and the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets held by the Company, the price and volatility of Cronos, Cronos’ prominence as a digital asset and as the foundation of a new financial system, the Company’s listing on any securities exchange, the macro conditions surrounding Cronos, the planned business strategy, plans and use of proceeds, objectives of management for future operations of the Company, the upside potential and opportunity for investors, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions and the level of redemptions of the Company’s public shareholders, and the Company’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the risk that the Transactions may not be completed by the Company’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of the Company’s shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of the Company’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of the Company or the shares of Class A common stock of the Company; the lack of a third-party fairness opinion in determining whether or not to pursue the Transactions; the failure of the Company to obtain or maintain the listing of its securities on any securities exchange after closing of the Transactions; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s anticipated operations and business, including the highly volatile nature of the price of CRO; the risk that the Company’s stock price will be highly correlated to the price of CRO and the price of CRO may decrease between the signing of the definitive documents for the Transactions and the closing of the Transactions or at any time after the closing of the Transactions; risks related to increased competition in the industries in which the Company will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding CRO; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Transactions, the Company experiences difficulties managing its growth and expanding operations; the risks that growing the Company’s validator operations could be difficult; challenges in implementing our business plan including operating a Cronos validator, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which the Company’s Class A common stock will be listed or by the SEC, which may impact the Company’s ability to list its Class A common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against the Company or others following announcement of the Transactions, and those risk factors discussed in documents that the Company filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of the Company dated as of June 26, 2025 and filed by the Company with the SEC on June 30, 2025, the Company’s Quarterly Reports on Form 10-Q, the Registration Statement that will be filed by the Company and the Proxy Statement/Prospectus contained therein, and other documents filed by the Company from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of the Company, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release, dated August 26, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2025	YORKVILLE ACQUISITION CORP.

	By:	/s/ Troy Rillo
	Name:	Troy Rillo
	Title:	Chief Financial Officer

4